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                            TEAM AMERICA CORPORATION

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                                  Exhibit 23(b)


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                                                                   EXHIBIT 23(b)





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 1997 (except for Note 15 as to which the date is March 21, 1997) included in TEAM America Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                                         /s/ ARTHUR ANDERSEN LLP

                                                           ARTHUR ANDERSEN LLP

Columbus, Ohio
March 11, 1998